Exhibit 10.54

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 1

This Amendment No.1 (this “Amendment”) is effective as of December 2, 2021 (the “Amendment Effective Date”) and is entered into by and between Molecular Templates, Inc. (“MTEM”) and Bristol-Myers Squibb Company (“BMS”).  MTEM and BMS are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, BMS and MTEM entered into a Collaboration Agreement having an effective date of February 10, 2021 (the “Agreement”); and

WHEREAS, BMS and MTEM desire to amend the Agreement as set forth in and in accordance with this Amendment.

NOW, Therefore, in consideration of the foregoing and the mutual promises of the Parties hereunder and other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows.

1.Definitions.  The terms in this Amendment with initial letters capitalized shall have the meaning set forth in this Amendment and if not defined in this Amendment shall have the meaning set forth in the Agreement.

2.The Agreement is hereby amended to add the following as new Section 2.9 to the Agreement:

“ 2.9 Transferred BMS Materials.

2.9.1 Transfer.  [***], BMS may provide to MTEM certain materials Controlled by BMS for use by MTEM in furtherance of the Research Program, including [***] (collectively, the “Transferred BMS Materials”). For clarity, whether BMS provides any Transferred BMS Materials to MTEM shall be in the sole discretion of [***]. Such written agreement between BMS and MTEM shall specify the agreed upon Transferred BMS Materials, the agreed upon reasonable quantities thereof, and the purposes for which the parties agree that MTEM would use such Transferred BMS Materials. If BMS decides to provide any such requested Transferred BMS Materials, BMS shall transfer the agreed-upon Transferred BMS Materials to MTEM after such agreement [***] (the “Permitted MTEM Purposes”).  Transfers of such Transferred BMS Materials by BMS to MTEM shall be documented in writing, and shall set forth the type and name of the Transferred BMS Materials, the amount of the Transferred BMS Materials transferred and the date of the transfer of such Transferred BMS Materials.  MTEM shall only use the Transferred BMS Materials for the Permitted MTEM Purposes and MTEM agrees that such Transferred BMS Materials shall be used in compliance with Applicable Law and the terms and conditions of this Agreement. Without limiting the foregoing, MTEM shall not (i) seek or obtain Patent or other intellectual property protection on any Transferred BMS Materials or Transferred BMS Materials IP, (ii) attempt to reverse engineer, synthesize, sequence or design around any Transferred BMS Materials, or (iii) generate any progeny, mutants, derivatives, modifications, improvements, analogs or variants of any Transferred BMS Materials or combine or incorporate any of the

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

foregoing with or in any other substances unless such activities are expressly agreed to in writing by BMS.  [***], and MTEM shall not transfer, disclose or otherwise provide any Transferred BMS Materials (or any progeny, mutants, derivatives, modifications, improvements, analogs, variants or combinations thereof) to any Third Party unless authorized in writing in advance by BMS.

2.9.2 License; Ownership.  At the time BMS provides the Transferred BMS Materials to MTEM as provided herein and to the extent not separately licensed under this Agreement, subject to the terms and conditions of this Agreement, BMS shall grant, and hereby grants, to MTEM a non-exclusive license under the Patents and Know-How Controlled by BMS necessary to use such Transferred BMS Materials solely for the Permitted MTEM Purposes.  “Transferred BMS Materials IP” means [***].  In the event of a conflict or inconsistency between the terms of this Section 2.9.2 and any other provision of this Agreement, the applicable other provision of this Agreement shall control. [***].  All Transferred BMS Materials shall remain the sole property of BMS and shall only be used by MTEM in furtherance of the Permitted MTEM Purposes, and all Transferred BMS Materials shall be returned to BMS or destroyed by MTEM, in BMS’s sole discretion, at the earliest of (x) termination of this Agreement, (y) completion of the Permitted MTEM Purposes, (z) discontinuation of the use of such Transferred BMS Materials by MTEM, or (xx) the written request of BMS.

2.9.3 Disclaimers.  The Transferred BMS Materials shall not be administered to humans. THE TRANSFERRED BMS MATERIALS PROVIDED BY BMS TO MTEM ARE EXPERIMENTAL IN NATURE AND ARE PROVIDED “AS IS”.  BMS MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE TRANSFERRED BMS MATERIALS PROVIDED TO MTEM.

2.9.4 No Liability.  MTEM agrees that (a) MTEM shall be fully responsible for its and its Affiliates’ and contractors’ use, storage, handling and disposition of the Transferred BMS Materials, (b) under no circumstances shall BMS be liable or responsible for MTEM’s and its Affiliates’ and contractors’ use, storage, handling or disposition of the Transferred BMS Materials, and (c) MTEM assumes sole responsibility for any claims, liabilities, damages and losses that might arise as a result of MTEM’s and its Affiliates’ and contractors’ storage, handling or disposition of any Transferred BMS Material, in each case except to the extent resulting from the negligence or willful misconduct of BMS.

2.9.5 Indemnification. [***]

3.No Other Amendment.  This Amendment does not and shall not amend or modify the covenants, terms, conditions, rights or obligations of the Parties under the Agreement except as specifically set forth herein.  The Agreement shall continue in full force and effect in accordance with their terms as amended by this Amendment.

4.Governing Law.  This Amendment shall be governed by the laws stipulated in the Agreement.

5.Counterparts.  This Amendment may be executed in two or more counterparts, any one of which need not contain the signature of more than one Party, but all such counterparts taken together shall constitute one and the same instrument, and may be executed and delivered through the use of email of pdf copies of the executed Amendment.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

IN WITNESS WHEREOF, MTEM and BMS through their duly authorized representatives have executed this Amendment, effective as of the Amendment Effective Date.

MOLECULAR TEMPLATES, INC.

By:/s/ Eric Poma, Ph.D.

Name: Eric Poma, Ph.D.

Title:Chief Executive Officer

Bristol-Myers Squibb Company

By:/s/ Patrick Gliha

Name: Patrick Gliha

Title:Executive Director, R&EDA

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED